UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2015

ENVESTNET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34835	20-1409613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

35 East Wacker Drive, Suite 2400 Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

(312) 827-2800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A is being filed by Envestnet, Inc. (“Envestnet”) solely for the purpose of amending and supplementing Item 9.01 of the Current Report on Form 8-K originally filed by Envestnet with the Securities and Exchange Commission (“SEC”) on November 19, 2015 (the “Original Form 8-K”) in connection with the completion of the acquisition by Envestnet of Yodlee, Inc. (“Yodlee”).  As indicated in the Original Form 8-K, this Current Report on Form 8-K/A is being filed to provide the information required by Item 9.01(a) and (b) of Form 8-K, which was not previously filed with the Original Form 8-K as permitted by the rules of the SEC.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

(i)

Audited consolidated financial statements of Yodlee Inc. as of December 31, 2014 and 2013, and for each of the years in the three-year period ended December 31, 2014 and the related notes and Report of Independent Registered Public Accounting Firm are filed as Exhibit 99.1 and incorporated herein by reference.

(iii)

Unaudited condensed consolidated financial statements of Yodlee Inc. as of September 30, 2015 and December 31, 2014 and for the nine months ended September 30, 2015 and 2014 and the related notes are filed as Exhibit 99.2 and incorporated herein by reference.

(b) Unaudited pro forma financial information.

The following pro forma financial information is being filed as Exhibit 99.3 to this amendment and is incorporated by reference herein:

(i)

Exhibit 99.3 — Unaudited pro forma condensed combined financial statements and explanatory notes for Envestnet, Inc. as of September 30, 2015, for the nine months ended September 30, 2015 and for the year ended December 31, 2014.

(d)  Exhibits

Exhibit No.	Description of Exhibit

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1

Audited consolidated financial statements of Yodlee Inc. as of December 31, 2014 and 2013, and for each of the years in the three-year period ended December 31, 2014 and the related notes and Report of Independent Registered Public Accounting Firm (incorporated by reference from Item 8 of Yodlee’s Annual Report on Form 10-K/A for the year ended December 31, 2014 filed on March 6, 2015 (File No. 001-36639))

99.2

Unaudited condensed consolidated financial statements of Yodlee Inc. as of September 30, 2015 and December 31, 2014 and for the nine months ended September 30, 2015 and 2014 and the related notes (incorporated by reference from Item 1 of Yodlee’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 filed on November 9, 2015 (File No. 001-36639))

99.3

Unaudited pro forma condensed combined financial statements and explanatory notes for Envestnet, Inc. as of September 30, 2015, for the nine months ended September 30, 2015 and for the year ended December 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENVESTNET, INC.

By:	/s/ Peter H. D’Arrigo
Name:	Peter H. D’Arrigo
Title:	Chief Financial Officer

Date: February 11, 2016

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1

Audited consolidated financial statements of Yodlee Inc. as of December 31, 2014 and 2013, and for each of the years in the three-year period ended December 31, 2014 and the related notes and Report of Independent Registered Public Accounting Firm (incorporated by reference from Item 8 of Yodlee’s Annual Report on Form 10-K/A for the year ended December 31, 2014 filed on March 6, 2015 (File No. 001-36639))

99.2

Unaudited condensed consolidated financial statements of Yodlee Inc. as of September 30, 2015 and December 31, 2014 and for the nine months ended September 30, 2015 and 2014 and the related notes (incorporated by reference from Item 1 of Yodlee’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 filed on November 9, 2015 (File No. 001-36639))

99.3

Unaudited pro forma condensed combined financial statements and explanatory note for Envestnet, Inc. as of September 30, 2015, for the nine months ended September 30, 2015 and for the year ended December 31, 2014